THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Thai Capital Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. The Fund seeks long-term capital appreciation through investment primarily in equity securities of Thai companies. The Fund's investments in Thailand are made through a wholly-owned Investment Plan established under an agreement between SCB Asset Management Co., Ltd. (the "Manager") and the Fund. The Fund's investments through the Investment Plan are managed by the Manager. Daiwa SB Investments (H.K.) Ltd. provides the Manager with advice regarding investments by the Investment Plan and manages the Fund's assets held outside the Investment Plan.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the Pacific Exchange, Inc. ("PCX") and the NASDAQ. The Fund understands that its shares may trade periodically on certain exchanges other than the PCX or NASDAQ, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's trading symbols are "TF" on the PCX and "THCF" on NASDAQ. Weekly comparative net asset value ("NAV") and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers. The Fund's weekly NAV is also available by visiting www.daiwast.com or calling
(800) 933-3440 or (201) 915-3020. Also, the Fund's website includes a monthly market review and a list of the Fund's top ten industries and holdings.

INQUIRIES

    All general inquiries and requests for information should be directed to the Fund at (800) 426-5523. All written inquiries should be directed to the Fund at the following address:

The Thai Capital Fund, Inc.
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, NJ 07302-3051

    For specific information about your share account, please contact EquiServe Trust Company, N.A. (the "Plan Agent") at the address shown below.

DIVIDEND REINVESTMENT PLAN

    A Dividend Reinvestment Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent at the following address:

The Thai Capital Fund, Inc.
c/o EquiServe Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011
Telephone: (800) 426-5523

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

                                                                January 22, 2003
DEAR SHAREHOLDERS:

    The management of the Thai Capital Fund, Inc. (the "Fund") would like to take this opportunity to inform its shareholders about the Thai economy, the activities of the Stock Exchange of Thailand ("SET"), and the Fund's performance for the year ended December 31, 2002.

A REVIEW OF THE THAI ECONOMY IN 2002

    The overall economy expanded favorably over the first nine months of 2002. The National Economic and Social Development Board ("NESDB") recently announced a stronger-than-expected second quarter 2002 Gross Domestic Product ("GDP") growth of 5.1% year-on year ("YoY"), more active than the first quarter 2002 growth of 3.9%. Local demand expanded well, and farm income rose strongly as both output and prices of major crops rose. Domestic consumption has been the main impetus for this high growth, and the Private Investment Index and exports have improved steadily, despite a deceleration in public expenditure in the second half of 2002.

    The Manufacturing Production Index for the first nine months of 2002 rose by 7.3% YoY, with average capacity utilization at 58.6% (slightly better than 55.7% in January 2002). Iron and steel products, electronics and electrical appliances, construction materials, beverages and vehicles led the production gains. Production driven by domestic consumption included automobiles, iron and steel products and cement. Electronic and electrical appliances for export also boosted production over the past quarters.

    Stronger private consumption can be attributed to the rise in farm income and consumer confidence and a low interest rate environment. These factors have helped expand consumer credit. As a result, the Private Consumption Index rose 3.1% YoY in the first nine months of 2002.

    Private investment also rose 22.4% YoY in the first nine months of 2002. The primary draw for investment remains machinery and equipment and construction.

    In 2002, government revenue collection amounted to Bt845.4 billion, surpassing the target by Bt46 billion. Tax revenue rose 10.7% YoY and non-tax revenue was up 8.1%. Government spending totaled Bt973.2 billion, an increase of 11.1% YoY. The government imposed measures to accelerate budget disbursement during the first half of 2002, leading to a slower rate of disbursement in the second half of 2002. The government cash balance recorded a cumulative deficit of Bt116.6 billion.

    In the first nine months of 2002, export value increased 2.8% YoY and import value rose 1.3%. Export recovery was led by strong external demand for electronic products (except computers) and higher prices for rice and rubber. The trade balance registered a surplus of U.S. dollar ("USD") 2.193 billion and the current account surplus was USD 4.899 billion. The overall balance of payments reflected a surplus of USD 3.052 billion. International reserves stood at USD 37.7 billion at the end of September 2002.

    Core Consumer Price Index ("CPI") for June 2002 and July 2002 hit a record (27-month) low at 0.2% YoY. In the first nine months of 2002, CPI rose only 0.4% and core CPI rose 0.5%. The Producer Price Index ("PPI") rose 1.0%.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

    Overall liquidity in the system remains high. In November 2002, the Bank of Thailand ("BoT") Monetary Policy Committee ("MPC") decided to cut its 14-day repurchase rate by 25 basis points to 1.75%. The purpose behind the cut was to narrow the spread between the U.S. Federal Funds rate and Thai rates as a route to curbing capital flow and to help support exports.

    Over the past nine months of 2002, commercial bank private credit showed signs of improvement. Credit extension to manufacturing, commerce and real estate fell at a diminishing rate and strong credit expansion has been seen for housing, personal consumption and public utilities since the beginning of the year. In the first nine months of 2002, the Thai baht fluctuated between Bt40.38 to Bt44.21 per USD, with an average of Bt42.87.

    The economy continued its expansion through November 2002. The Manufacturing Production Index grew 10.9% YoY with capacity utilization at 63.5%. Nearly every industrial sector demonstrated expansion in production. Private investment rose 22% YoY, weakening slightly from October 2002 due to deceleration in construction and equipment. External uncertainties also brought some delays in investment, particularly imports in capital goods. Exports grew well, up 16.7% YoY, to a value of USD 6.155 billion. Strong regional demand for high-tech products and continued high prices for agricultural products contributed to the strong growth in exports. As a result, private consumption rose by 4.6% YoY. The current account and balance of payments both showed a surplus, the former USD 949 million and the latter USD 737 million. International reserves as of November 2002 increased from the previous month to USD 37.7 billion.

THAI ECONOMIC OUTLOOK FOR 2003

    We believe that Thailand's economic recovery should continue the momentum seen in 2002. GDP growth for the third quarter of 2002 was recently announced at 5.8% YoY. The NESDB projects GDP growth for 2002 of 4.9%, substantially higher than GDP growth for 2001 of 1.9%. The key drivers for 2002 GDP growth were private consumption, strong investment and robust exports.

    The BoT recently announced a GDP growth forecast for 2003 of 3-4%; however, the NESDB projects 3.5-4.5%. The consensus view for 2003 indicates a slowdown in growth to 4.2% from 4.8% in 2002. Key factors will continue to be private consumption and investment. The continuation of a low interest rate environment and tax measures in 2003 will further strengthen growth in private consumption and investment.

    In response to low interest rates, durable goods consumption should accelerate in 2003. Auto sales numbered 409,312 in 2002, an increase of 37.8% YoY. The Thai Automotive Club announced a projection of 15% growth YoY to 468,000 units for 2003. This averages out to new car sales of 39,000 per month in 2003, increasing from 34,000 units in 2002. Management of listed residential developers forecast growth for single detached houses of 10-15% for 2003 as employment gradually improves along with investor and consumer confidence. This will finally provide some help with financial institution non-performing loans and promote more successful lending to Small to Medium Enterprises ("SME's").

    In October 2002, the Cabinet approved funds of nearly Bt40 billion to stimulate Thailand's "grassroots" economy, comprised of Bt21 billion of emergency stimulus funds left over from the previous budget and Bt16 billion of structural adjustment loans from the World Bank and the Asian Development Bank. Apart from grassroots stimulus, the Cabinet also extended specific business tax reductions and registration and transfer fees applicable to real-estate transactions. The government also lifted the personal income tax exemption from

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
Bt50,000 to Bt80,000 to ease the tax burden on middle income earners and to provide them with more purchasing power. These government stimulus measures, including an eased monetary policy, will support domestic demand and help alleviate any downside risk from a slowing global recovery.

    In all, we view private consumption as continuing to be the key driver for growth. A strong rise in farm income, a delay of Value Added Tax ("VAT") increase until the next fiscal year (October 2003) and the low interest rate environment should continue to strengthen consumer confidence. Private investment shows signs of improvement as well. Recent strong growth in imports of capital goods suggests a brighter outlook for private investment. At the same time, export growth is tied to the pace of economic recovery in the world and U.S. economies. Hence, external demand remains a major risk factor for 2003.

STOCK MARKET OVERVIEW IN 2002

    Looking back to the first six months, to June 2002, equity markets around the world had to contend with the prospect of global recession led by the U.S., "September 11", Argentina, and the bankruptcies of Enron and WorldCom which only served to increase the levels of fear and uncertainty that pushed stock markets around the world to new lows. Thailand was an exception. The year started off with aggressive buying by foreign investors. The SET Index rose strongly by 28.06% from 303.85 points to 389.10 points in six months (peaking at 426.45 points), making it one of the best performing markets in the world.

    However, Thailand's stock market declined to 331.79 points at the end of September 2002 (-14.73% from mid-year), still up by 9.20% year-to-date. The SET Index closed the year at 356.48 points, up by 17.32% over the year and 7.44% in the fourth quarter of 2002.

    On the fundamental side, Prime Minister Thaksin decided to open up the retail industry in November 2002 to further foreign competition after the likes of Tesco and Carrefour have taken 40% of the market. With Foreign Direct Investment ("FDI") having already collapsed to just USD 143 million this year (versus USD 2.1 billion last year), Tesco's FDI already represents 5% of the total FDI in Thailand. Then, the retailer sector collapsed before the year end.

    Moreover, the government also introduced laws to cap interest rate charges on credit cards to 18% and to reinstate the minimum salary requirement of Bt15,000 per month. Despite low credit card penetration rates, this effectively limits the growth of new credit cards and most probably private consumption demand in Thailand. The result of the new policy was to raise concerns over slowing consumer spending and thus hit the consumer finance stocks.

    In December 2002, tax incentives for the property market were extended. The personal income tax exemption was also raised from Bt50,000 a year to Bt80,000 a year. The total tax cuts will cost the government between Bt13 billion and Bt15 billion. This will be replaced by a planned increase in VAT (from 7% to 10% in October 2003), raising approximately Bt60 billion per year and helping to balance the budget in 2007.

    Similar to the U.S. Federal Reserve, the BoT cut interest rates (14-day repo) by 25 basis points from 2.0% to 1.75%. In September 2002 the unemployment rate rose to 1.9% from 1.7%. However, capacity utilization also rose in October 2002, to 61.6% from 60.0%. Thai Business Confidence in October 2002 also rose to
51.5 versus 49.5 in September 2002. In November 2002 the CPI increased 1.2% YoY and import data jumped +14.4% YoY to USD 5.88 billion. The NESDB announced its official third quarter 2002 GDP growth at 5.8%, higher than the

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
market expected. For the first nine months of 2002, the Thai economy registered 4.9% growth, helped by strong domestic demand. Private consumption grew 5%, thanks mainly to higher farm income and low interest rates, boosting sentiment before year end 2002.

THAI STOCK MARKET OUTLOOK FOR 2003

    Economic figures indicate that strong private consumption will continue, supported in part by high housing registrations of single detached houses and automobile sales. Sales of automobiles were up 2.4% month-on-month ("MoM") to 37,481 units, a record high since 1997. We believe there is still some momentum in consumption-led economic growth, but this is not likely to last long if investment does not keep step. We need investment and exports to pick up further in order to sustain economic growth.

    We also maintain our concern about the decelerating U.S. economy and possible war against Iraq. We believe the SET may enter the initial stage of Phase II, which is when the market moves sideways with some occasional small rallies, in the first month of 2003. The government has been active in providing regulatory stimulus, such as extending property tax incentives and the personal tax exemption. We believe, however, there may not be many tricks left in their bag to pull out and expect them to fund the deficit by a planned increase in VAT (from 7% to 10%) in October 2003.

    In all, we view that the market has already priced in the uncertainty of war. Given that positive key drivers remain private consumption and investment, the continuation of a low interest rate environment and tax measures in 2003 will further strengthen growth in private consumption and investment and we believe further downside is limited.

THE FUND'S PERFORMANCE AND STRATEGY

    As of December 31, 2002, the Thai Capital Fund, Inc. consisted of 3,139,294 shares with total net assets of USD 13.61 million, representing a net asset value per share of USD 4.34. Of this amount, Thai equity securities accounted for 95.27%; the remainder was in cash and bank deposits.

    Of the total net assets, 18.79% was invested in the banking sector, 15.71% in energy, 13.34% in property development, 11.74% in communication, 8.29% in building materials and 6.79% in entertainment and recreation. The remainder was invested in the electronic components, finance and securities, and printing and publishing sectors.

    As of year end 2002 in Thai baht terms, the portfolio outperformed the benchmark SET Index by 10.75% (+28.07% vs. +17.32%), primarily due to our overweight position in Property, Printing and Publishing, Energy and the biggest cement producer in Thailand.

    As we mentioned that the key drivers remain positive, we are prepared to invest as opportunities arise. However, we will focus on switching among sectors rather than asset allocation plays. Cautious selection of sectors and stocks still take priority. Although there are still uncertainties surrounding a global economic recovery, local consumption-led growth and limited downside risk should favor Thailand.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

PORTFOLIO MANAGEMENT

    Mr. Cholathee Pornrojnangkool has been the Fund's portfolio manager since November 12, 2001. SCB Asset Management Co., Ltd. ("SCBAM") has employed
Mr. Pornrojnangkool since 1999 and he is currently a member of SCBAM's Investment Committee. Previously, Mr. Pornrojnangkool was a private fund manager at SCB Securities Ltd. He has eight years of investment experience.

    Mrs. Naravadee Jaijongkit is responsible for overseeing SCBAM's Equity Group and is a senior member of SCBAM's Investment Committee as well as its Management Committee. Mrs. Jaijongkit joined the firm in 1998 and was previously with SCB Securities Ltd. as a fund manager in its private client division.
Mrs. Jaijongkit has nine years of investment experience.

    Finally, the Fund's management would like to express its sincere thanks to all shareholders for their continued support and participation.

Sincerely yours,

[/S/ IKUO MORI]
IKUO MORI
CHAIRMAN OF THE BOARD

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------
THAI COMMON, WARRANTS AND PREFERRED STOCKS--95.27%

-------------------------------------------
COMMON STOCKS--91.26%
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
BANKS--17.54%
 1,102,700  Bangkok Bank Public Co., Ltd.*.....  $  1,268,968
   740,400  DBS Thai Danu Bank Public Co.,
             Ltd.*.............................        86,065
 1,673,700  Industrial Finance Corp. of
             Thailand*.........................       196,498
   455,500  Krung Thai Bank Public Co.,
             Ltd.*.............................        70,950
 1,267,400  The Thai Farmers Bank Public Co.,
             Ltd.*.............................       766,082
                                                 ------------
                                                    2,388,563
                                                 ------------
BUILDING MATERIALS--8.29%
    41,400  The Siam Cement Public Co., Ltd....     1,128,018
                                                 ------------
COMMERCE--1.48%
   304,600  BIG C Supercenter Public Co.,
             Ltd.*.............................       116,843
   113,400  Siam Makro Public Co., Ltd.........        84,363
                                                 ------------
                                                      201,206
                                                 ------------
COMMUNICATION--11.74%
 1,275,500  Advanced Info Service Public Co.,
             Ltd...............................     1,052,681
   190,900  Samart Corp. Public Co., Ltd.*.....        43,271
   939,000  Shin Corporations Public Co.,
             Ltd.*.............................       220,483
   343,950  Shin Satellite Public Co., Ltd.*...       133,537
   308,300  TelecomAsia Corp. Public Co.,
             Ltd.*.............................        32,970

  SHARES                                            VALUE
----------                                       ------------

   394,400  United Communication Industry
             Public Co., Ltd.*.................  $    115,530
                                                 ------------
                                                    1,598,472
                                                 ------------
ELECTRONIC COMPONENTS--3.21%
   584,840  Delta Electronics Thai Public Co.,
             Ltd...............................       370,503
    43,100  Hana Microelectronic Public Co.,
             Ltd...............................        66,132
                                                 ------------
                                                      436,635
                                                 ------------
ENERGY--15.71%
   333,900  Electricity Generating Public Co.,
             Ltd...............................       289,155
   342,100  PTT Exploration and Production
             Public Co., Ltd...................     1,129,353
   585,000  PTT Public Co., Ltd................       574,607
   345,600  Ratchaburi Electricity Generating
             Holding Public Co., Ltd...........       145,425
                                                 ------------
                                                    2,138,540
                                                 ------------
ENTERTAINMENT & RECREATION--6.79%
   125,300  BEC World Public Co., Ltd..........       594,250
   135,700  GMM Media Public Co., Ltd.*........        82,813
 1,200,000  ITV Public Co., Ltd.*..............       119,960
    17,300  Major Cineplex Group Public Co.,
             Ltd.*.............................        32,578
   282,777  United Broadcasting Corp. Public
             Co., Ltd.*........................        95,324
                                                 ------------
                                                      924,925
                                                 ------------

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002
--------------------------------------------------------------------------------

COMMON STOCKS (CONCLUDED)
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
FINANCE & SECURITIES--2.55%
    64,600  ABN Amro Asia Securities Public
             Co., Ltd..........................  $     57,445
   139,600  Krungthai Card Public Co., Ltd.*...        42,515
   800,000  National Finance Public Co.,
             Ltd.*.............................       247,360
                                                 ------------
                                                      347,320
                                                 ------------
HOUSEHOLD GOODS--0.39%
   102,700  Modernform Group Public Co.,
             Ltd...............................        52,766
                                                 ------------
MINING--1.46%
   713,700  Padaeng Industry Public Co.,
             Ltd.*.............................       199,106
                                                 ------------
PRINTING & PUBLISHING--5.04%
   327,900  Amarin Printing Group Public Co.,
             Ltd...............................       686,076
                                                 ------------
PROPERTY DEVELOPMENT--11.01%
    83,100  Lalin Property Public Co., Ltd.*...        50,713
   753,900  Land and House Public Co., Ltd.....     1,393,378
   110,400  Sammakorn Public Co., Ltd..........        54,668
                                                 ------------
                                                    1,498,759
                                                 ------------
RETAIL FOOD--1.77%
    70,000  S&P Syndicate Public Co., Ltd......        38,731
    13,800  Serm Suk Public Co., Ltd...........        68,656
   337,500  Thai Union Frozen Products Public
             Co., Ltd..........................       133,386
                                                 ------------
                                                      240,773
                                                 ------------
UTILITIES--2.24%
   403,100  Eastern Water Resources Development
             & Management Public Co., Ltd......       304,568
                                                 ------------

  SHARES                                            VALUE
----------                                       ------------

VEHICLES & PARTS--2.04%
    60,300  Aapico Hitech Public Co., Ltd.*....  $     44,159
   475,000  Thai Rung Union Car Co., Ltd.......        84,478
    46,900  Thai Stanley Electric Public Co.,
             Ltd...............................       149,376
                                                 ------------
                                                      278,013
                                                 ------------
Total Common Stocks
  (Cost--$13,074,061)..........................    12,423,740
                                                 ------------

-------------------------------------------
PREFERRED STOCKS--1.65%
-------------------------------------------


BANKS--1.25%
   267,800  The Siam Commercial Bank Public
             Co., Ltd.*........................       169,654
                                                 ------------
FINANCE & SECURITIES--0.40%
   104,100  TISCO Finance Public Co., Ltd.*....        54,695
                                                 ------------
Total Preferred Stocks
  (Cost--$163,699).............................       224,349
                                                 ------------

-------------------------------------------
WARRANTS--2.36%
-------------------------------------------


PROPERTY DEVELOPMENT--2.33%
   285,550  Land & House Public Co., Ltd.*.....       316,989
                                                 ------------
RETAIL FOOD--0.03%
    35,000  S&P Syndicate Public Co., Ltd.*....         4,312
                                                 ------------
Total Warrants (Cost--$0)......................       321,301
                                                 ------------
Total Thai Common, Warrants and
  Preferred Stocks
  (Cost--$13,237,760)..........................    12,969,390
                                                 ------------

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2002
--------------------------------------------------------------------------------

-------------------------------------------
SHORT-TERM INVESTMENTS--1.50%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                             VALUE
----------                                       ------------
THAI BAHT SAVINGS ACCOUNT--1.34%
     2,535  Bank Credit Agricole Indosuez,
             1.375%, (Payable on Demand).......  $     58,940
     5,298  Citibank N.A. Gold, 0.50%, (Payable
             on Demand)........................       123,177
                                                 ------------
Total Thai Baht Savings Account................       182,117
                                                 ------------
U.S. DOLLAR TIME DEPOSIT--0.16%
       $22  Bank of New York, 0.10%, due
             1/2/03............................        22,207
                                                 ------------
Total Short-Term Investments
  (Cost--$196,067).............................       204,324
                                                 ------------
Total Investments--96.77%
  (Cost--$13,433,827)..........................    13,173,714
Other assets less liabilities--(3.23%).........       439,906
                                                 ------------
NET ASSETS (Applicable to 3,139,294 shares of
  capital stock outstanding; equivalent to
  $4.34 per share) (100.00%)...................  $ 13,613,620
                                                 ============

------------------------

   *  Non-income producing securities.

-------------------------------------------
TEN LARGEST EQUITY
CLASSIFICATIONS HELD
DECEMBER 31, 2002
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
--------                             ----------

Banks#.............................    18.79%

Energy.............................    15.71

Property Development**.............    13.34

Communication......................    11.74

Building Materials.................     8.29

Entertainment & Recreation.........     6.79

Printing & Publishing..............     5.04

Electronic Components..............     3.21

Finance & Securities#..............     2.95

Utilities..........................     2.24

-------------------------------------------
TEN LARGEST EQUITY
POSITIONS HELD
DECEMBER 31, 2002
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----                                ----------

Land and House Public Co.,
Ltd.**.............................    12.56%

Bangkok Bank Public Co., Ltd.......     9.32

PTT Exploration and Production
  Public Co., Ltd..................     8.30

The Siam Cement Public Co., Ltd....     8.29

Advanced Info Service Public Co.,
Ltd................................     7.73

The Thai Farmers Bank Public
  Co., Ltd.........................     5.63

Amarin Printing Group Public Co.,
Ltd................................     5.04

BEC World Public Co., Ltd..........     4.37

PTT Public Co., Ltd................     4.22

Delta Electronics Thai Public Co.,
Ltd................................     2.72


------------------------

  **  Includes the value of warrants.

   #  Includes the value of preferred stocks.

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
   (cost--$13,433,827).......................    $ 13,173,714
  Cash denominated in foreign currency
   (cost--$553,059)..........................         547,939
  Interest receivable........................             794
  Prepaid expenses...........................           4,522
                                                 ------------
    Total assets.............................      13,726,969
                                                 ------------
LIABILITIES
  Accrued expenses and other liabilities.....         113,349
                                                 ------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 100,000,000 shares authorized;
   3,139,294 shares issued and outstanding...          31,393
  Paid-in capital in excess of par value.....      61,492,413
  Accumulated net investment loss............          (2,396)
  Accumulated net realized loss on
   investments and foreign currency
   transactions..............................     (47,642,555)
  Net unrealized depreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........        (265,235)
                                                 ------------
    Net assets applicable to shares
     outstanding.............................    $ 13,613,620
                                                 ============
        NET ASSET VALUE PER SHARE............    $       4.34
                                                 ============

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends..................................    $  277,344
  Interest...................................         4,112
                                                 ----------
    Total investment income..................       281,456
                                                 ----------
EXPENSES:
  Administration fee and expenses............       151,996
  Investment advisory fee....................        81,043
  Investment management fee..................        80,765
  Legal fees and expenses....................        79,569
  Osaka Securities Exchange fees and
   expenses..................................        69,773
  Audit and tax services.....................        53,100
  Reports and notices to shareholders........        35,702
  Directors' fees and expenses...............        31,679
  Transfer agency fee and expenses...........        29,009
  Custodian fees and expenses................        24,553
  Insurance expense..........................         7,601
  Other......................................        25,959
                                                 ----------
    Total expenses...........................       670,749
                                                 ----------
  Waiver of:
    Administration fee.......................       (50,000)
    Investment advisory fee..................       (43,027)
                                                 ----------
NET INVESTMENT LOSS AFTER WAIVERS............      (296,266)
                                                 ----------
REALIZED AND UNREALIZED GAINS FROM INVESTMENT
 ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized losses on investments.........      (496,500)
  Net realized foreign currency transaction
   gains.....................................        34,727
  Net change in unrealized appreciation
   (depreciation) on equity investments......     3,666,461
  Net change in unrealized appreciation
   (depreciation) on translation of
   short-term investments and other assets
   and liabilities denominated in foreign
   currency..................................       (17,693)
                                                 ----------
Net realized and unrealized gains from
 investment activities and foreign
 currency transactions.......................     3,186,995
                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $2,890,729
                                                 ==========

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                            FOR THE YEARS ENDED
                                                DECEMBER 31,
                                          ------------------------
                                             2002         2001
                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment loss...................  $ (296,266)  $  (522,310)
  Net realized gain (loss) on:
    Investments.........................    (496,500)   (2,015,064)
    Foreign currency transactions.......      34,727       (96,276)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities....   3,666,461     2,746,812
    Translation of short-term
     investments and other assets and
     liabilities denominated in foreign
     currency...........................     (17,693)       78,557
                                          -----------  -----------
  Net increase in net assets resulting
   from operations......................   2,890,729       191,719
                                          -----------  -----------
NET ASSETS:
  Beginning of year.....................  10,722,891    10,531,172
                                          -----------  -----------
  End of year...........................  $13,613,620  $10,722,891
                                          ===========  ===========

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Thai Capital Fund, Inc. (the "Fund") was incorporated in Maryland on March 14, 1990 and commenced operations on May 30, 1990. It is registered with the U.S. Securities and Exchange Commission as a non-diversified, closed-end management investment company.

    The Fund makes its investments in Thailand through a wholly-owned Investment Plan pursuant to a contract with SCB Asset Management Co., Ltd. (the "Manager"). The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Investment Plan and the Fund.

    The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities listed on the Securities Exchange of Thailand for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if there were no sales on such date, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices. In instances where quotations are not readily available or where the price determined is deemed not to represent fair market value, fair value is determined in good faith in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

    TAX STATUS--It is the Fund's intention to continue to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income or excise taxes is required in the financial statements.

    Remittances from the Investment Plan to the Fund are subject to a Thai withholding tax of 10% and such remittances are required by Thai law to be derived only from the Investment Plan's net income and net realized gains on the sale of securities. The Fund records a provision for such taxes based upon the Investment Plan's overall net increase in net assets resulting from operations determined by reference to the Baht. Remittances for the payment of expenses are not subject to a Thai withholding tax.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currency are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Manager acts as the investment manager of the Investment Plan pursuant to the Investment Contract. The Manager makes the investment management decisions relating to the Fund's assets held through the Investment Plan. For its management services, the Manager receives a fee, which accrues weekly and is payable monthly in Baht, at an annual rate of 0.60% of the Investment Plan's average net assets. At December 31, 2002, the Fund owed the Manager $7,182. In addition, as permitted by the Investment Contract, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the year ended December 31, 2002, no such expenses were paid to the Manager.

    Under the International Investment Advisory Agreement, Daiwa SB Investments (H.K.) Ltd. ("the Adviser") provides general and specific investment advice to the Manager with respect to the Fund's assets held through the Investment Plan, but the Manager makes the ultimate decisions regarding investments. In addition, the Adviser manages the Fund's assets held outside the Investment Plan. The Fund pays to the Adviser a fee, which accrues weekly and is payable monthly in U.S. Dollars, at an annual rate equal to 0.60% of the Fund's average net assets. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. However, for the year ended December 31, 2002, there were no out-of-pocket expenses incurred by the Adviser. Effective January 1, 2002 through May 31, 2002, the Adviser voluntarily decreased its fee to 0.40% of the Fund's average net assets. Effective June 1, 2002, the Adviser has voluntarily decreased its fee to 0.20% of the Fund's average net assets. At December 31, 2002, the Fund owed the Adviser $2,290, net of waivers.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company ("DSTC"), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of $150,000. DSTC has voluntarily decreased its minimum annual administration fee to $100,000 for the year ended December 31, 2002. In addition, as permitted by the Administration Agreement, the Fund reimburses DSTC for its out-of-pocket expenses related to the Fund. During the year ended December 31, 2002, expenses of $1,996 were paid to the Administrator, representing reimbursement to the Administrator of costs relating to the attendance by its employees at meetings of the Fund's Board.

    DSTC also acts as custodian for the Fund's U.S. assets. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. During the year ended December 31, 2002, DSTC earned $7,303, as compensation for its custodial services to the Fund.

    At December 31, 2002, the Fund owed $8,333 and $567 to DSTC for administration and custodian fees, respectively.

    The Fund paid or accrued $68,100 for the year ended December 31, 2002 for legal services in conjunction with the Fund's ongoing operations to the Fund's law firm, Clifford Chance US LLP, of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    During the year ended December 31, 2002, the Fund made purchases of $1,831,333 and sales of $2,050,847 of investment securities, excluding short-term investments. The aggregate cost of investments at December 31, 2002 for federal income tax purposes, was substantially the same as the cost of securities for financial statement purposes. At December 31, 2002, net unrealized depreciation, excluding short-term securities aggregated $268,370 of which $3,268,267 related to appreciated securities and $3,536,637 related to depreciated securities.

    In order to present accumulated net investment loss and accumulated net realized loss on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par value, accumulated net investment loss and accumulated net realized loss on investments.

    For the year ended December 31, 2002, the adjustments were to decrease accumulated net investment loss by $293,870, increase accumulated net realized loss on investments by $34,727 and decrease paid-in-capital in excess of par by $259,143, primarily relating to the Fund's net operating loss for the year ended December 31, 2002 and the reclassification of realized foreign currency losses. Net investment income, net realized losses and net assets were not affected by this change.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
--------------------------------------------------------------------------------

    At December 31, 2002, the Fund had a remaining capital loss carryover of $47,549,989 of which $8,055,254 expires in the year 2005, $24,330,001 expires in the year 2006, $6,364,433 expires in the year 2007, $5,797,861 expires in the year 2008, $2,320,539 expires in the year 2009 and $681,901 expires in the year 2010 available to offset future net capital gains.

    At December 31, 2002, the Fund had deferred capital and foreign currency losses of $92,565 and $2,396 respectively. For tax purposes, such losses will be reflected in the period ended December 31, 2003.

    As of December 31, 2002, the Fund had no distributable earnings.

CONCENTRATION OF RISK

    The Fund's investments in Thailand involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future economic and political developments and the level of government supervision and regulation of securities markets.

    The currency transactions of the Fund and the Investment Plan are subject to Thai foreign exchange control regulations. Remittances from the Plan require the approval of the Exchange Control Officer of the Bank of Thailand. There can be no assurance that approval of remittances from the Plan will be granted in a timely fashion or at all.

    The economic difficulties experienced in Thailand have had an impact on the banking industry. All of the Fund's investments are held in Thailand through a subcustodial arrangement with Bangkok Bank Public Company Limited (the "subcustodian") and the Fund's securities in turn are being held by the Thailand Securities Depository Company in book-entry form. In the event of failure of the subcustodian, legal counsel has informed the Fund that the Fund would be able to recover all of its securities held by the subcustodian. The Fund's ability to enter into investment transactions pertaining to such securities may be effectively restricted for the period of time required to resolve the Fund's claim to recover such securities.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 3,139,294 shares outstanding at December 31, 2002, Daiwa Securities America Inc., a lead underwriter of the Fund and an affiliate of both the Adviser and DSTC, owned 7,230 shares.

    Effective August 5, 2002, the Fund's issued and outstanding shares had a one-for-two reverse split. As a result the shares outstanding were reduced to 3,139,294. The financial statements have been adjusted on a retroactive basis to reflect the reverse stock split.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS+
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each year is presented below:

                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                          ----------------------------------------------------
                                                            2002       2001       2000       1999       1998
                                                          --------   --------   --------   --------   --------
Net asset value, beginning of year.....................   $ 3.42     $ 3.36     $ 7.22     $ 6.24     $ 5.76
                                                          -------    -------    -------    -------    -------
Net investment loss....................................    (0.09)     (0.16)*    (0.18)*    (0.18)     (0.10)
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions.........     1.01       0.22 *    (3.68)*     1.16       0.58
                                                          -------    -------    -------    -------    -------
Net increase (decrease) in net asset value resulting
 from operations.......................................     0.92       0.06      (3.86)      0.98       0.48
                                                          -------    -------    -------    -------    -------
Net asset value, end of year...........................   $ 4.34     $ 3.42     $ 3.36     $ 7.22     $ 6.24
                                                          =======    =======    =======    =======    =======
Per share market value, end of year....................   $ 3.970    $ 2.800    $ 3.250    $ 9.750    $ 7.626
                                                          =======    =======    =======    =======    =======
Total investment return:
  Based on market price at beginning and end of year...    41.79 %   (13.85)%   (66.67)%    27.87 %     1.67 %
  Based on net asset value at beginning and end of
   year................................................    26.90 %     1.79 %   (53.46)%    15.71 %     8.33 %
Ratios and supplemental data:
  Net assets, end of year (in millions)................   $ 13.6     $ 10.7     $ 10.5     $ 22.6     $ 19.6
  Ratios to average net assets of:
    Expenses, excluding Thai taxes applicable to net
     investment income.................................     4.29 %     5.98 %     4.73 %     3.92 %     3.83 %
    Expenses, including Thai taxes applicable to net
     investment income.................................     4.29 %     6.43 %     5.11 %     3.92 %     3.83 %
    Expenses excluding waiver of Administration and
     Advisory fee applicable to net investment
     income............................................     4.98 %     7.09 %     5.66 %     4.16 %     4.09 %
    Expenses including waiver of Administration and
     Advisory fee applicable to net investment
     income............................................     4.29 %     6.43 %     5.11 %     3.92 %     3.83 %
    Net investment loss................................    (2.20)%    (4.77)%    (4.03)%    (2.78)%    (1.64)%
Portfolio turnover.....................................    14.62 %    20.85 %    45.46 %    63.45 %    38.91 %

---------------------------------------------------------------------------
  + Per share values are adjusted to reflect the one-for-two reverse stock split effective August 5, 2002.
  *  After provision for Thai taxes.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To The Shareholders and
Board of Directors of
The Thai Capital Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Thai Capital Fund, Inc. (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodians, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 12, 2003

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

    The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (December 31, 2002) as to the federal tax status of any distributions received by you during such fiscal year.

    There will be no dividend payment or foreign tax credit with respect to the fiscal year 2002.

    SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF THEIR INVESTMENT IN THE FUND.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
INFORMATION CONCERNING DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

    The following table sets forth information concerning each of the Directors and Officers of the Fund. The Directors of the Fund will serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in the year 2004 for Class I Directors, 2005 for Class II Directors and 2003 for Class III Directors, or until their successors are duly elected and qualified.

                                                                                         NUMBER OF
                                                                                         FUNDS IN
                                        PRINCIPAL OCCUPATION                               FUND
                                     OR EMPLOYMENT DURING PAST                          COMPLEX FOR
                                           FIVE YEARS AND                DIRECTOR OR       WHICH
  NAME (AGE) AND ADDRESS                  DIRECTORSHIPS IN                OFFICER OF     DIRECTOR
   OF DIRECTORS/OFFICERS              PUBLICLY HELD COMPANIES             FUND SINCE    SERVES (1)
---------------------------   ----------------------------------------  --------------  -----------
DIRECTORS
Austin C. Dowling (70)        Retired; Director, The Japan Equity         Class II           3
1002 E Long Beach Boulevard   Fund, Inc., since 1992; Director, The     Director since
North Beach, NJ 08008         Singapore Fund, Inc., since 2000.              1990

Martin J. Gruber (64)         Professor of Finance, Leonard N. Stern       Class I           3
229 South Irving Street       School of Business, New York University,  Director since
Ridgewood, NJ 07450           since 1965; Director, The Japan Equity         2000
                              Fund, Inc., since 1992; Director, The
                              Singapore Fund, Inc., since 2000;
                              Director, SG Cowen Income & Growth
                              Fund, Inc., from 1986 to 2001; Director,
                              SG Cowen Opportunity Fund, from 1987 to
                              2001; Director, SG Cowen Standby Reserve
                              Fund Inc., from 1985 to 2001; Director,
                              SG Cowen Standby Tax Exempt Reserve Fund
                              Inc., from 1986 to 2001; Trustee,
                              Deutsche Asset Management BT Family of
                              Funds, since 1992; Trustee, C.R.E.F.,
                              since 2001; Trustee, T.I.A.A., from 1996
                              to 2000.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
INFORMATION CONCERNING DIRECTORS AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                         NUMBER OF
                                                                                         FUNDS IN
                                        PRINCIPAL OCCUPATION                               FUND
                                     OR EMPLOYMENT DURING PAST                          COMPLEX FOR
                                           FIVE YEARS AND                DIRECTOR OR       WHICH
  NAME (AGE) AND ADDRESS                  DIRECTORSHIPS IN                OFFICER OF     DIRECTOR
   OF DIRECTORS/OFFICERS              PUBLICLY HELD COMPANIES             FUND SINCE    SERVES (1)
---------------------------   ----------------------------------------  --------------  -----------

David G. Harmer (59)          Executive Director, Department of            Class I           3
4337 Bobwhite Court           Community and Economic Development for    Director since
Ogden, UT 84403               the State of Utah, since May 2002;             2000
                              Chairman, 2K2 Hosting Corporation, from
                              April 2001 to April 2002; President,
                              Jetway Systems, a division of FMC
                              Corporation, from 1997 until 2001;
                              Director, The Japan Equity Fund, Inc.,
                              since 1997; Director, The Singapore
                              Fund, Inc., since 1996.

* Ikuo Mori (54)              Chairman and CEO, Daiwa Securities         Chairman of         2
Daiwa Securities America      America Inc., since 2001; Executive       the Board and
Inc.                          Officer, Daiwa Securities Group Inc.,       Class III
Financial Square              since 2001; President and COO, Daiwa      Director since
32 Old Slip                   Securities America Inc., from 1996 to          2001
New York, NY 10005            2001; Chairman of the Board, The
                              Singapore Fund, Inc., since 2001.

Oren G. Shaffer (59)          Vice Chairman and Chief Financial           Class II           3
7331 Tilden Lane              Officer of Qwest Communications           Director since
Naples, FL 34108              International Inc., since July 2002;           2000
                              Executive Vice President and Chief
                              Financial Officer of Ameritech
                              Corporation, from 1994 to 2000;
                              Director, The Japan Equity Fund, Inc.,
                              since 2000; Director, The Singapore
                              Fund, Inc., since 1997.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
INFORMATION CONCERNING DIRECTORS AND OFFICERS  (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                         NUMBER OF
                                                                                         FUNDS IN
                                        PRINCIPAL OCCUPATION                               FUND
                                     OR EMPLOYMENT DURING PAST                          COMPLEX FOR
                                           FIVE YEARS AND                DIRECTOR OR       WHICH
  NAME (AGE) AND ADDRESS                  DIRECTORSHIPS IN                OFFICER OF     DIRECTOR
   OF DIRECTORS/OFFICERS              PUBLICLY HELD COMPANIES             FUND SINCE    SERVES (1)
---------------------------   ----------------------------------------  --------------  -----------
OFFICERS
John J. O'Keefe (43)          Vice President and Treasurer of The       Vice President      --
One Evertrust Plaza           Japan Equity Fund, Inc. and The           and Treasurer
Jersey City, NJ 07302-3051    Singapore Fund, Inc., since 2000; Vice     of the Fund
                              President of the Fund Accounting            since 2000
                              Department of Daiwa Securities Trust
                              Company since 2000; Assistant Controller
                              for Reserve Management Corporation from
                              1999 to 2000; Accounting Manager for
                              Prudential Investments from 1998 to
                              1999; and Assistant Vice President of
                              Daiwa Securities Trust Company from 1990
                              to 1998.
Judy Runrun T. Kushner (37)   Secretary of The Japan Equity              Secretary of       --
One Evertrust Plaza           Fund, Inc. and The Singapore              the Fund since
Jersey City, NJ 07302-3051    Fund, Inc., since 2000; Vice President         2000
                              of Daiwa Securities Trust Company since
                              2000; Assistant Vice President of Daiwa
                              Securities Trust Company from 1998 to
                              2000; Financial Analyst of Canon USA
                              from 1997 to 1998.
Laurence E. Cranch (55)       Assistant Secretary of The Japan Equity     Assistant         --
200 Park Avenue               Fund, Inc. and The Singapore               Secretary of
New York, NY 10166            Fund, Inc., since 1992; Partner in the    the Fund since
                              law firm of Clifford Chance US LLP since       1990
                              1980.

------------------------
1 "Fund Complex" includes the Fund, The Japan Equity Fund, Inc., The Singapore
  Fund, Inc. and other investment companies advised by SCB Asset Management Co., Ltd., Daiwa SB Investments (HK) Ltd., DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (Singapore) Ltd., Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates.

* Directors so noted are deemed by the Fund's counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended). Mr. Mori is deemed an interested person of the Fund because of his affiliation with Daiwa Securities America Inc., an affiliate of the Fund's investment adviser, Daiwa SB Investments (HK) Ltd.

-----------------------------------------

BOARD OF DIRECTORS

Ikou Mori, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
David G. Harmer
Oren G. Shaffer
----------------------------------------------

OFFICERS

John J. O'Keefe
VICE PRESIDENT AND TREASURER
Judy Runrun T. Kushner
SECRETARY
Laurence E. Cranch
ASSISTANT SECRETARY

----------------------------------------------

ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
----------------------------------------------
INVESTMENT MANAGER
SCB Asset Management Co., Ltd.

INVESTMENT ADVISER
Daiwa SB Investments (H.K.) Ltd.

ADMINISTRATOR
Daiwa Securities Trust Company

CUSTODIANS
Bangkok Bank Public Company, Ltd.
  (Thai Custodian)
Daiwa Securities Trust Company
  (U.S. Custodian)

TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company, N.A.

LEGAL COUNSEL
Clifford Chance US LLP

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
----------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                 ANNUAL REPORT
                               DECEMBER 31, 2002

                           -------------------------

                            [THAI CAPITAL FUND LOGO]

                                THE THAI CAPITAL
                                   FUND, INC.
                               ------------------